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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                        Date of Report: December 2, 1998

                         THE McGRAW-HILL COMPANIES, INC.

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             (Exact name of Registrant as specified in its charter)

New York                            1-1023                   13-1026995
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(State or other                     (Commission              (IRS Employer
jurisdiction of                     File No.)                Identification No.)
incorporation or
organization)


             1221 Avenue of the Americas, New York, New York, 10020
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               (Address of principal executive offices) (Zip Code)

                                 (212) 512-2000
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              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

                  On December 2, 1998, the Board of Directors of The McGraw-Hill Companies, Inc. (the "Company") adopted an amendment to the Company's By-Laws relating to the procedures under which a stockholder can submit a nomination to the Company's Board of Directors or propose other business to be acted upon at the Company's Annual Meeting of Shareholders. The amendment provides that for a shareholder to propose a nomination or other business at the Company's Annual Meeting of Shareholders, the shareholder must, subject to specified exceptions, provide the Company with at least 90 and at most 120 days notice prior to the anniversary of the prior year's Annual Meeting. Also, the By-Laws now provide that a public announcement of an adjournment of an Annual Meeting would not commence a new time period for the purpose of giving such shareholder notice. A copy of the By-Laws as amended is attached hereto.


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ITEM 7.  EXHIBITS

         (99)     By-Laws of the Registrant
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             THE McGRAW-HILL COMPANIES, INC.

                                             By: _____________________________
                                                      Kenneth M. Vittor
                                                      Senior Vice President and
                                                      General Counsel

Date:  December 2, 1998